U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 9, 2001

                        Global Boulevard International, Inc.
                --------------------------------------------------
                  (Name of Small Business Issuer in its charter)

                                000-28445
                          ----------------------
                          Commission File Number

             Nevada                             88-0392153
 -------------------------------   ---------------------------------------
 (State or other jurisdiction of   (I.R.S. Employer Identification Number)
  incorporation or organization)

         355 Cambridge Shore, Afton, OK                       74331
   ------------------------------------------------     -------------
    (Address of principal executive offices)               (zip code)

               918-782-9408 (Phone)       918-782-9452  (FAX)
       ---------------------------------------------------------
                      Issuer's Telephone Number

                            Not Applicable
       -------------------------------------------------------------
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                     -1-
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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

Global Boulevard International, Inc. ("the Company") has closed its litigation against two shareholders who received common stock on or about September 10, 1999. These individuals were issued stock erroneously, as they never paid for their shares with monies nor services.

On October 9, 2001, after on-going court proceedings, the District Court of Clark County, Nevada, issued a "Judgment by Default" to the Company and ordered a declaratory judgment against these shareholders; and, the Court ordered that these shareholders are not entitled to the shares of Global Boulevard International, Inc. issued to them on or about September 10, 1999; and they further ordered that said shares be cancelled from the shareholder list of the Company. The Company has subsequently notified its stock transfer agent, Pacific Stock Transfer, Inc., to comply with this Court Order and return these shares to the Company's treasury.

This represents 500,000 common shares which will be returned to the Company's treasury. This will reduce the number of outstanding shares from 6,024,500 to 5,524,500.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Exhibit No. 1

District Court Order from Clark County, Nevada


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Global Boulevard International, Inc.

Date: October 18, 2001                By: /s/ James W. McCabe, Jr.
                                      -------------------------------
                                      James W. McCabe, Jr., President

                                      -2-

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Exhibit No. 1  -- District Court Order

FILED
OCT 9 4:40 PM '01
Shirley B. Parraguirre

DFJO
Thomas C. Cook, Esq.
Nevada Bar No. 5266
4955 S. Durango Drive, Suite 214
Las Vegas, Nevada  89113
Telephone:  (702) 952-8519
ATTORNEY FOR PLAINTIFF


                                  DISTRICT COURT

                              CLARK COUNTY, NEVADA


GLOBAL BOULEVARD INTERNATIONAL,             )
INC., a Nevada corporation,                 )
                                            )
                                            )
                     Plaintiff,             )    Case No. A429232
                                            )    Dept. No. IX
vs.                                         )
                                            )    Date:  N/A
JOHN FULLER, individually, EDWARD           )    Time:  N/A
HADDAD, individually, and DOES I thorugh X, )
                                            )
                    Defendants.             )
--------------------------------------------)

                            JUDGMENT BY DEFAULT
                            -------------------

     Defendants having been served with Summons and Complaint, and having failed to appear, plead or answer thereto; the legal time therefore having expired, and not having been extended, the Default of the Defendants having been duly entere3d according to law, upon application of said Plaintiff to the Clerk of the Court for the entry of judgment in accordance with the prayer of the Complaint and the Affidavit of the Plaintiff on file herein and good cause appearing, it is hereby

     ORDERED that the Plaintiff have declaratory judgment against the Defendant that Defendants are not entitled to the shares of Global Boulevard International, In. issued to them on or about September 10, 1999; and it is further

     ORDERED that said shares be cancelled from the shareholder list of the Plaintiff.

     DATED:  9 October, 2001

             DISTRICT COURT


             By:  /s/ Stephen Huffacker
             --------------------------
             Judge Stephen A. Huffacker

Submitted By:

/s/ Thomas C. Cook
------------------------
Thomas C. Cook, Esq.
Nevada Bar No. 5266
THOMAS C. COOK AND ASSOCIATES, LTD.
4955 S. Durango Drive, Suite 214
Las Vegas, Nevada  89113
Telephone:  (702) 952-8519
ATTORNEY FOR PLAINTIFF

CERTIFIED COPY
DOCUMENT ATTACHED IS A
TRUE AND CORRECT COPY
OF THE ORIGINAL ON FILE

Oct 9 '01

Shirley B. Parraguirre
CLERK

                                            2
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